UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21969

The GDL Fund
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422 (Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund Third Quarter Report — September 30, 2015

Mario J. Gabelli, CFA

Portfolio Manager

To Our Shareholders,

For the quarter ended September 30, 2015, the net asset value (“NAV”) total return of The GDL Fund was (1.7)%, compared with a total return of 0.01% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (2.3)%. The Fund’s NAV per share was $11.83, while the price of the publicly traded shares closed at $9.80 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2015.

Comparative Results

Average Annual Returns through September 30, 2015 (a) (Unaudited)
	Quarter	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	(1.73)%	2.40%	3.42%	3.06%	2.60%
Investment Total Return (c)	(2.30)	(1.09)	2.39	2.30	0.94
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.01	0.02	0.06	0.08	0.83

(a)   Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)   Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)   Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — September 30, 2015 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 77.5%
	Aerospace and Defense — 0.0%
4,000	Kratos Defense & Security Solutions Inc.†	$16,880

	Automotive: Parts and Accessories — 1.4%
90,000	Remy International Inc.	2,632,500
200,000	The Pep Boys - Manny, Moe & Jack†	2,438,000

		5,070,500

	Building and Construction — 1.6%
100,000	Delclima	493,893
23,000	Fortune Brands Home & Security Inc.	1,091,810
400,000	Italcementi SpA	4,431,632
2,801	Norbord Inc.	40,166

		6,057,501

	Business Services — 0.9%
27,108	Blackhawk Network Holdings Inc.†	1,149,108
10,000	Chime Communications plc	54,988
92,138	Clear Channel Outdoor Holdings Inc., Cl. A†	656,944
3,000	Funespana SA†	24,639
190,000	GrainCorp Ltd., Cl. A	1,206,921
21,853	R. R. Donnelley & Sons Co.	318,184
200	Towers Watson & Co., Cl. A	23,476

		3,434,260

	Cable and Satellite — 4.0%
9,000	AMC Networks Inc., Cl. A†	658,530
110,000	Cablevision Systems Corp., Cl. A	3,571,700
27,628	Liberty Global plc, Cl. A†	1,186,346
60,000	Liberty Global plc, Cl. C†	2,461,200
1,381	Liberty Global plc LiLAC, Cl. A†	46,526
3,000	Liberty Global plc LiLAC, Cl. C†	102,720
200,000	Sky plc	3,158,611
20,000	Time Warner Cable Inc.	3,587,400
4,000	Time Warner Inc.	275,000

		15,048,033

	Computer Hardware — 0.0%
500	Data Modul AG	18,884

	Computer Software and Services — 5.8%
45,500	Adept Technology Inc.†	589,680
224,600	BMC Software Stub†	11,230
300,000	Dealertrack Technologies Inc.†	18,948,000
67,000	Dot Hill Systems Corp.†	651,910
19,000	Envivio Inc.†	77,710
2,000	Innovation Group plc	1,180
200	InterXion Holding NV†	5,416
2,500	Rocket Fuel Inc.†	11,675
2,000	Solera Holdings Inc.	108,000
40,000	Yahoo! Inc.†	1,156,400

		21,561,201

Shares		Market Value

	Consumer Products and Services — 0.4%
105,000	Avon Products Inc.(a)	$341,250
139,000	Blyth Inc.†	829,830
50,000	Martha Stewart Living Omnimedia Inc., Cl. A†	298,000

		1,469,080

	Diversified Industrial — 2.3%
15,000	ITT Corp.	501,450
45,000	Myers Industries Inc.	603,000
33,000	Precision Castparts Corp.	7,580,430

		8,684,880

	Educational Services — 0.0%
44,000	Corinthian Colleges Inc.†	42

	Electronics — 1.3%
190,000	Alliance Semiconductor Corp.†	143,450
85,900	Axis Communications AB	3,547,886
76,000	Bel Fuse Inc., Cl. A	1,253,240
100	Hubbell Inc., Cl. A	10,814
500	Pericom Semiconductor Corp.	9,125

		4,964,515

	Energy and Utilities — 5.1%
2,000	AGL Resources Inc.	122,080
170,000	Alvopetro Energy Ltd.†	26,752
3,300	Baker Hughes Inc.	171,732
51,700	BG Group plc	743,767
10,000	Cameron International Corp.†	613,200
200,000	Cleco Corp.	10,648,000
72,000	Endesa SA	1,515,739
460,000	Gulf Coast Ultra Deep Royalty Trust†	132,480
6,000	Hawaiian Electric Industries Inc.	172,140
84,000	Noble Energy Inc.	2,535,120
10,000	NRG Energy Inc.	148,500
50,000	Pepco Holdings Inc.	1,211,000
2,000	TECO Energy Inc.	52,520
7,000	UIL Holdings Corp.	351,890
50,000	WesternZagros Resources Ltd.†	4,683
33,000	Whiting Petroleum Corp.†	503,910

		18,953,513

	Entertainment — 0.5%
140,254	Media General Inc.†	1,962,153
4,000	SFX Entertainment Inc.†	2,040

		1,964,193

	Equipment and Supplies — 0.4%
181,000	HellermannTyton Group plc	1,278,130
2,500	The Middleby Corp.†	262,975

		1,541,105

	Financial Services — 15.9%
8,000	BB&T Corp.	284,800
1,000	City National Corp.	88,060

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2015 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
51,000	First Niagara Financial Group Inc.	$520,710
245,200	HCC Insurance Holdings Inc.	18,995,644
10,000	Hilltop Holdings Inc.†	198,100
500	Home Loan Servicing Solutions Ltd.	348
885,000	Hudson City Bancorp Inc.	9,000,450
109,449	National Interstate Corp.	2,920,099
200	National Penn Bancshares Inc.	2,350
60,000	Navient Corp.	674,400
65,000	PartnerRe Ltd.	9,027,200
60,000	SLM Corp.†	444,000
90,000	StanCorp. Financial Group Inc.	10,278,000
100,000	Symetra Financial Corp.	3,164,000
1,000	The Phoenix Companies Inc.†	32,990
145,000	Xoom Corp.†	3,607,600

		59,238,751

	Food and Beverage — 1.1%
1,310,000	Parmalat SpA	3,378,454
3,000,000	Yashili International Holdings Ltd.	747,092

		4,125,546

	Health Care — 18.1%
5,000	Alere Inc.†	240,750
100,000	Amica Mature Lifestyles Inc.	1,377,295
550,000	ArthroCare Corp. Stub†	192,500
68,000	AstraZeneca plc, ADR	2,163,760
15,000	Audika Groupe	297,509
4,500	Cigna Corp.	607,590
2,000	Humana Inc.	358,000
1,000	ICU Medical Inc.†	109,500
4,000	Illumina Inc.†	703,280
90,000	IPC Healthcare Inc.†	6,992,100
235,000	KYTHERA Biopharmaceuticals Inc.†	17,620,300
1,000	Laboratory Corp. of America Holdings†	108,470
328,464	Merge Healthcare Inc.†	2,332,094
6,000	Mylan NV†	241,560
500	Perrigo Co. plc	78,635
18,000	Rhoen Klinikum AG	509,068
130,000	Sigma-Aldrich Corp.	18,059,600
15,000	Smith & Nephew plc	261,629
7,500	Smith & Nephew plc, ADR	262,500
18,000	Synergetics USA Inc.†	118,260
1,000	Synergy Health plc†	32,827
226,000	Thoratec Corp.†	14,296,760
13,000	WuXi PharmaTech Cayman Inc., ADR†	561,730

		67,525,717

	Hotels and Gaming — 1.3%
28,000	Belmond Ltd., Cl. A†	283,080
1,000	MGM Resorts International†	18,450

Shares		Market Value

315,000	Strategic Hotels & Resorts Inc.†	$4,343,850

		4,645,380

	Machinery — 0.4%
6,000	CNH Industrial NV	39,053
42,000	Xylem Inc.	1,379,700

		1,418,753

	Metals and Mining — 0.5%
85,001	Alamos Gold Inc., Cl. A	313,654
35,504	AuRico Metals Inc.†	17,559
3,000	Osisko Gold Royalties Ltd.	31,697
16,000	Vulcan Materials Co.	1,427,200

		1,790,110

	Publishing — 0.3%
10,000	Meredith Corp.	425,800
136,000	SCMP Group Ltd.	33,079
27,000	The E.W. Scripps Co., Cl. A	477,090

		935,969

	Real Estate — 0.0%
3,000	Conwert Immobilien Invest SE†	40,528

	Retail — 0.2%
12,000	Office Depot Inc.†	77,040
33,500	World Duty Free SpA†	382,941
10,000	zulily Inc., Cl. A†	174,000

		633,981

	Semiconductors — 6.3%
300,000	Altera Corp.	15,024,000
45,000	Atmel Corp.	363,150
76,000	Broadcom Corp., Cl. A	3,908,680
143,600	EZchip Semiconductor Ltd.†	3,612,976
20,000	Integrated Silicon Solution Inc.	429,800

		23,338,606

	Specialty Chemicals — 3.2%
250,000	Alent plc	1,837,985
2,000	Ashland Inc.	201,240
50,000	Cytec Industries Inc.	3,692,500
180,000	OM Group Inc.	5,920,200
7,200	SGL Carbon SE†	114,364

		11,766,289

	Telecommunications — 2.9%
690,000	Asia Satellite Telecommunications Holdings Ltd.	1,071,941
200,000	Koninklijke KPN NV	747,321
1,000	Loral Space & Communications Inc.†	47,080
58,000	Sprint Corp.†	222,720
150,000	Telenet Group Holding NV†	8,593,410

		10,682,472

	Transportation — 3.3%
116,000	Con-way Inc.	5,504,200

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2015 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Transportation (Continued)
2,000	Norbert Dentressangle SA	$453,779
852,050	TNT Express NV	6,491,321

		12,449,300

	Wireless Communications — 0.3%
25,000	T-Mobile US Inc.†	995,250

	TOTAL COMMON STOCKS	288,371,239

	RIGHTS — 0.5%
	Energy and Utilities — 0.0%
1,000,000	Fortune Oil plc, CVR†	0

	Health Care — 0.2%
187,200	Adolor Corp., CPR, expire 07/01/19†	97,344
79,391	Ambit Biosciences Corp., CVR†	47,635
201,600	American Medical Alert Corp.†	2,016
18,000	Chelsea Therapeutics International Ltd., CVR†	1,980
270,000	Durata Therapeutics Inc., CVR†	43,200
3,800	Furiex Pharmaceuticals Inc., CVR†	37,126
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
217,620	Prosensa Holding, CVR†	215,444
18,000	Rhoen-Klinikum AG, expire 10/05/15†	402
346,322	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	183,551
186,000	Trius Therapeutics, CVR†	24,180

		652,938

	Retail — 0.0%
400,000	Safeway Casa Ley, CVR, expire 01/30/19†	180,000
400,000	Safeway PDC, CVR, expire 01/30/17†	19,520

		199,520

	Wireless Communications — 0.3%
470,000	Leap Wireless International Inc., CVR, expire 03/14/16†	1,184,400

	TOTAL RIGHTS	2,036,858

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	32,200

	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	223

	TOTAL WARRANTS	32,423

Principal Amount		Market Value

	U.S. GOVERNMENT OBLIGATIONS — 22.0%
$81,703,000	U.S. Treasury Bills, 0.020% to 0.270%††, 10/08/15 to 03/31/16(b)	$81,693,796

	TOTAL INVESTMENTS — 100.0% (Cost $376,169,954)	$372,134,316

	Aggregate tax cost	$377,723,240

	Gross unrealized appreciation	$12,998,473
	Gross unrealized depreciation	(18,587,397)

	Net unrealized appreciation/depreciation	$(5,588,924)

Shares		Market Value

	SECURITIES SOLD SHORT — (0.4)%
	Cable and Satellite — (0.2)%
4,562	Charter Communications Inc., Cl. A	$802,228

	Electronics — 0.0%
100	Hubbell Inc., Cl. B	8,495

	Energy and Utilities — (0.2)%
1,000	Halliburton Co.	35,350
482	NextEra Energy Inc.	47,019
7,160	Schlumberger Ltd.	493,825

		576,194

	Retail — 0.0%
2,625	Staples Inc.	30,791

	TOTAL SECURITIES SOLD SHORT (Proceeds received $1,513,630)	$1,417,708

	Aggregate proceeds	$(1,513,630)

	Gross unrealized appreciation	$95,922
	Gross unrealized depreciation	—

	Net unrealized appreciation/depreciation	$95,922

Principal Amount			Settlement Date	Unrealized Appreciation/ Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS(C)
4,200,000	(d)	Deliver British Pounds in exchange for United States Dollars 6,373,521	10/30/15	$20,857

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2015 (Unaudited)

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS(C) (Continued)
24,200,000(e)	Deliver Euros in exchange for United States Dollars 27,200,437	10/30/15	$146,822

29,000,000(f)	Deliver Swedish Kronor in exchange for United States Dollars 3,425,078	10/30/15	(42,030)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$125,649

Notional Amount		Termination Date

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS(G)
$29,059	Gulf Keystone Petroleum Ltd.	06/28/16	$4,827
(70,000 Shares)
859,874	Aga Rangemaster Group plc	07/20/16	(9,106)
(304,000 Shares)
1,005,700	Amlin plc	09/12/16	(12,584)
(100,000 Shares)
400,740	Sulzer AG	09/28/16	(8,784)
(4,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		$(25,647)

(a)

At September 30, 2015, securities, or a portion thereof, with a value of $120,250 were reserved and/or pledged for collateral with the custodian for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.

(b)	At September 30, 2015, $41,000,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(c)	At September 30, 2015, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(d)	Principal amount denoted in British Pounds.
(e)	Principal amount denoted in Euros.
(f)	Principal amount denoted in Swedish Kronor.
(g)	At September 30, 2015, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
CPR	Contingent Payment Right

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	83.5%	$310,591,322
Europe	13.1	48,611,579
Latin America	3.1	11,724,494
Asia/Pacific	0.3	1,206,921

Total Investments	100.0%	$372,134,316

Short Positions
North America	(0.3)%	$(923,883)
Latin America	(0.1)	(493,825)

Total Investments	(0.4)%	$(1,417,708)

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its schedule of investments. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Valuation Inputs			Total Market Value at 9/30/15
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$ 21,549,971	—	$ 11,230	$ 21,561,201
Educational Services	—	—	42	42
Electronics	4,821,065	$ 143,450	—	4,964,515
Health Care	67,333,217	—	192,500	67,525,717
Publishing	902,890	—	33,079	935,969
Other Industries (a)	193,383,795	—	—	193,383,795

Total Common Stocks	287,990,938	143,450	236,851	288,371,239

Rights (a)	402	—	2,036,456	2,036,858
Warrants (a)	32,423	—	—	32,423
U.S. Government Obligations	—	81,693,796	—	81,693,796

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$288,023,763	$81,837,246	$2,273,307	$372,134,316

LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$ (1,417,708)	—	—	$ (1,417,708)

TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (1,417,708)	—	—	$ (1,417,708)

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$ 167,679	—	$ 167,679

EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$ 4,827	—	$ 4,827

TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ 172,506	—	$ 172,506

LIABILITIES (Unrealized Depreciation):*
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$ (42,030)	—	$ (42,030)

EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$ (30,474)	—	$ (30,474)

TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ (72,504)	—	$ (72,504)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the period ended September 30, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 09/30/15	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 09/30/15

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$ 11,230	—	—	—	—	—	—	—	$ 11,230	—
Educational Services	—	—	—	$ (2,743)	—	—	$2,785	—	42	$ (2,743)
Health Care	192,500	—	—	—	—	—	—	—	192,500	—
Publishing	33,059	—	—	20	—	—	—	—	33,079	20
Retail	7,991,697	—	$1,357,933	(29,789)	—	$(9,319,841)	—	—	—	—

Total Common Stocks	8,228,486	—	1,357,933	(32,512)	—	(9,319,841)	2,785	—	236,851	(2,723)

Rights:
Energy and Utilities	—	—	—	—	$ 0	—	—	—	0	—
Health Care	707,092	—	270,000	(270,230)	215,674	(270,000)	—	—	652,536	42,970
Retail	—	—	—	125,171	74,349	—	—	—	199,520	125,171
Wireless Communications	1,184,400	—	—	—	—	—	—	—	1,184,400	—

Total Rights	1,891,492	—	270,000	(145,059)	290,023	(270,000)	—	—	2,036,456	168,141

TOTAL INVESTMENTS IN SECURITIES	$10,119,978	—	$1,627,933	$(177,571)	$290,023	$(9,589,841)	$2,785	—	$2,273,307	$165,418

†	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2015:

Description	Balance at 09/30/15	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$236,851	Merger/Acquisition price	Discount Range	0%
Rights (a)	2,036,456	Last available closing price	Discount Range	0%

	$2,273,307

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Fund’s derivative contracts held at September 30, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2015 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
	Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:

$29,059 (70,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/28/16	$ 4,827
$859,874 (304,000 Shares)	Aga Rangemaster Group plc	Aga Rangemaster Group plc	7/20/16	(9,106)
$1,005,700 (100,000 Shares)	Amlin plc	Amlin plc	9/12/16	(12,584)
$400,740 (4,000 Shares)	Sulzer AG	Sulzer AG	9/28/16	(8,784)
				$(25,647)

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at September 30, 2015 are presented within the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2015, the Fund did not hold any written options contracts.

The following table summarizes the net unrealized appreciation/(depreciation) of derivatives held at September 30, 2015 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ Depreciation
Forward Foreign Exchange Contracts	$167,679
Equity Contract for Difference Swap Agreements	4,827

Total	$172,506

Liability Derivatives:
Forward Foreign Exchange Contracts	$(42,030)
Equity Contract for Difference Swap Agreements	(30,474)

Total	$(72,504)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at September 30, 2015 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2015, the Fund held no investments in restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Frank M. Yodice

Assistant Vice President

and Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and

Trust Company

GDL Q3/2015

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/25/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/25/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/25/2015

* Print the name and title of each signing officer under his or her signature.